Acquisitions, Sale of Hospira Infusion Systems Net Assets, Research and Development and Collaborative Arrangements, Equity-Method Investments and Cost-Method Investment (Tables)	12 Months Ended
Dec. 31, 2017
Business Combinations, Discontinued Operations And Disposal Groups, Collaborative Arrangements And Equity Method Investments [Abstract]
Schedule of Amounts Recognized for Assets Acquired and Liabilities Assumed
The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date Final
Working capital, excluding inventories(a)	$342
Inventories	1,901
PP&E	2,352
Identifiable intangible assets, excluding IPR&D(b)	8,290
IPR&D	1,030
Other noncurrent assets	362
Long-term debt	(1,928)
Benefit obligations	(117)
Net income tax accounts(c)	(3,380)
Other noncurrent liabilities	(61)
Total identifiable net assets	8,791
Goodwill	7,295
Net assets acquired/total consideration transferred	$16,087

(a)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.

(b)
Comprised of finite-lived developed technology rights with a weighted-average life of approximately 17 years ($7.7 billion) and other finite-lived identifiable intangible assets with a weighted-average life of approximately 12 years ($570 million).

(c)
Final amounts recognized as of the acquisition date, included in Current tax assets ($57 million), Noncurrent deferred tax assets and other noncurrent tax assets ($58 million), Income taxes payable ($5 million), Noncurrent deferred tax liabilities ($3.4 billion) and Other taxes payable ($101 million, including accrued interest of $5 million).

Summary of Pro Forma Information
The following table presents information for Hospira’s operations that are included in Pfizer’s consolidated statements of income beginning from the acquisition date, September 3, 2015 through Pfizer’s domestic and international year-ends in 2015 (see Note 1A):

(MILLIONS OF DOLLARS)	December 31, 2015
Revenues	$1,513
Net loss attributable to Pfizer Inc. common shareholders(a)	(575)

(a)
Includes purchase accounting charges related to the provisional estimated fair values recognized as of the acquisition date for (i) the fair value adjustment for acquisition-date inventory that has been sold ($378 million pre-tax); (ii) amortization expense related to the fair value of identifiable intangible assets acquired from Hospira ($161 million pre-tax); (iii) depreciation expense related to the fair value adjustment of fixed assets acquired from Hospira ($34 million pre-tax ); and (iv) amortization expense related to the fair value adjustment of long-term debt acquired from Hospira ($13 million income pre-tax), as well as restructuring and integration costs ($556 million pre-tax).

The following table provides supplemental pro forma information as if the acquisition of Hospira had occurred on January 1, 2014:

Unaudited Supplemental Pro Forma Consolidated Results
(MILLIONS OF DOLLARS, EXCEPT PER COMMON SHARE DATA)	Year Ended December 31, 2015
Revenues	$52,082
Net income attributable to Pfizer Inc. common shareholders	7,669
Diluted EPS attributable to Pfizer Inc. common shareholders	1.23

Summary of Assets and Liabilities Held For Sale
The amounts associated with HIS, as well as other assets classified as held for sale consisted of the following:

	As of December 31,
(MILLIONS OF DOLLARS)	2017	2016
Assets Held for Sale
Inventories	$—	$377
PP&E	—	457
Identifiable intangible assets	—	1,319
Goodwill	—	119
Other assets	—	152
Less: adjustment to HIS assets for net realizable value(a)	—	(1,681)
Total HIS assets held for sale	—	743
Other assets held for sale(b)	12	58
Assets held for sale	$12	$801

Liabilities Held for Sale
Accrued compensation and related items	$—	$54
Other liabilities	—	103
Total HIS liabilities held for sale	$—	$157

(a)	For 2016, we recorded an adjustment to HIS assets for net realizable value of $1,681 million plus estimated costs to sell of $31 million for a total impairment on HIS net assets of $1,712 million.

(b)	Other assets held for sale consist primarily of PP&E and other assets.

Schedule of Collaborative Arrangements and Non-collaborative Arrangement Transactions

The following table provides the amounts and classification of payments (income/(expense)) between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2017	2016	2015
Revenues—Revenues(a)	$606	$659	$644
Revenues—Alliance revenues(b)	2,927	1,746	1,312
Total revenues from collaborative arrangements	3,533	2,405	1,956
Cost of sales(c)	(329)	(315)	(282)
Selling, informational and administrative expenses(d)	(54)	(5)	(287)
Research and development expenses(e)	222	64	(330)
Other income/(deductions)—net(f)	249	542	482

(a)	Represents sales to our partners of products manufactured by us.

(b)
Substantially all relates to amounts earned from our partners under co-promotion agreements. The increase in 2017 reflects an increase in alliance revenues from Eliquis and Xtandi. The increase in 2016 reflects an increase in alliance revenues from Eliquis and the inclusion of Xtandi revenues resulting from the acquisition of Medivation in September 2016, partially offset by the expiration of the Rebif co-promotion collaboration at the end of 2015.

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to upfront payments and pre-approval milestone payments earned by our partners as well as net reimbursements. The upfront and milestone payments were as follows: $15 million in 2017, $15 million in 2016 and $310 million in 2015 (primarily related to our collaboration with OPKO, see below). 2017 and 2016 also include reimbursements related to our collaboration with Lilly (see below) of $147 million and $120 million, respectively.

(f)
Primarily relates to royalties from our collaboration partners. The decrease in 2017 is due to the October 31, 2016 expiration of our 36 month royalty arrangement on sales of Enbrel in the U.S. and Canada, partially offset by a full year of royalties earned in 2017, versus a partial year in 2016, on Xtandi ex-U.S. sales.